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                                                                      EXHIBIT 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" and "Additional Information - Independent Registered Public Accounting Firm" and to the use of our report dated February 21, 2005 on The Needham Funds, Inc. (comprising Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund), which is incorporated by reference in this Registration Statement (Form N-1A 33-98310 and 811-9114) of The Needham Funds, Inc.

                                              ERNST & YOUNG LLP


New York, New York
April 25, 2005